Exhibit 10.91

AGREEMENT ON THE TERMINATION OF GENERAL FACTORY LEASE

AGREEMENT (REF. NO.: JQ2001X106H-042)

Party A:	Shanghai Jin Qiao Pte Ltd.

Party B:	i-STT Shanghai Co., Ltd

Parties A and B arrived at the following consensus after friendly negotiations:

1.	Party A agrees to Party B’s request for an early termination of the “General Factory Lease Agreement” (hereinafter abbreviated as “Lease Agreement”) signed between both parties on 21 February 2001.

2.	According to the Lease Agreement, Party B shall restore the factory to its original condition and attend to the procedures for returning the premises after it has been inspected by a property management company engaged by Party A.

3.	As compensation for early termination of the Lease Agreement, Party B agrees to forfeit the deposit previously paid to Party A, being an amount of RMB 462,966. Party B further agrees to make a one time payment equivalent to one month’s rent, being RMB 231,483, to Party A as compensation within 30 working days from the date of signing this Agreement.

4.	The date of termination for the Lease Agreement shall be 31 March 2003. As Party B’s sub-tenant Jinying International Freight Agent Co., Ltd has yet to pay the rent for the month of March, Party B agrees to deduct one month’s rent from the deposit paid by Jinying International Freight Agent Co., Ltd for direct remittance to Party A.

5.	With effect from the date of this Agreement, Parties A and B shall abandon all rights, claims and right of recourse that they may have against each other under the said Lease Agreement and other related agreements or provided by the law.

6.	This Agreement shall take effect upon the signing and official seal by the legal representative or authorised representative from both parties.

7.	This Agreement shall be signed in duplicate. Parties A and B shall retain a copy each.

Party A:	Shanghai Jin Qiao Pte Ltd.

(official seal)

Legal or authorised representative: (signature)

21 May 2003

Party B:	i-STT Shanghai Co., Ltd

Legal or authorised representative: (signature)

(official seal)

21 May 2003

Certified true translation

Translated by: Teh Choon Bin